EXHIBIT 31.2

                              CERTIFICATION OF CFO
                             PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Shaun D. McMeans, certify that:

1. I have reviewed this quarterly report on Form 10-Q of PrimeSource Healthcare, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

 4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      (c)  Disclosed  in this  report  any change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


February 13, 2004                             /s/  Shaun D. McMeans
-----------------                             ----------------------------------
Date                                          Name:     Shaun D. McMeans
                                              Title:    Chief Financial Officer

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INDEX TO EXHIBITS
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      2.1      Agreement  and Plan of Merger,  dated  November 27, 2000,  by and
               between   Luxtec   Corporation,   Laser  Merger  Sub,   Inc.  and
               PrimeSource Surgical, Inc. (Incorporated by reference to Form 8-K, File No. 0-14961, filed on November 30, 2000).

      2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated February 8, 2001, by and between Luxtec Corporation, Laser Merger Sub, Inc. and PrimeSource Surgical, Inc. (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 16,
               2001).

      3.1 Articles of Organization. (Incorporated by reference to Form S-18, File No. 33-5514B, declared effective on July 7, 1986).

      3.2 Amendment, dated March 30, 1982, to Articles of Organization. (Incorporated by reference to Form S-18, File No. 33-5514B, declared effective on July 7, 1986).

      3.3 Amendment, dated August 9, 1984, to Articles of Organization. (Incorporated by reference to Form S-18, File No. 33-5514B, declared effective on July 7, 1986).

      3.4 Amendment, dated April 10, 1992, to Articles of Organization. (Incorporated by reference to Form 10-K, File No. 0-14961, filed for the fiscal year ended October 31, 1993).

      3.5 Amendment, dated October 20, 1995, to Articles of Organization. (Incorporated by reference to Form 10-K, File No. 0-14961, filed for the fiscal year ended October 31, 1995).

      3.6 Amendment, dated October 20, 1995, to Articles of Organization. (Incorporated by reference to Form 10-K, File No. 0-14961, filed for the fiscal year ended October 31, 1995).

      3.7 Amendment, dated September 16, 1996, to Articles of Organization. (Incorporated by reference to Form 10-K, File No. 0-14961, filed for the fiscal year ended October 31, 1996).

      3.8 Certificate of Vote of Directors Establishing a Series of a Class of Stock dated September 16, 1996. (Incorporated by reference to Form 10-K, File No. 0-14961, filed for the fiscal year ended October 31, 1996).

      3.9 Certificate of Correction dated October 4, 1996. (Incorporated by reference to Form 10-K, File No. 0-14961, filed for the fiscal year ended October 31, 1996).

      3.10 Certificate of Correction dated October 4, 1996. (Incorporated by reference to Form 10-K, File No. 0-14961, filed for the fiscal year ended October 31, 1996).

      3.11 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated February 27, 2001 (Series B Convertible Preferred Stock). (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 16, 2001).

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      3.12     Certificate of Vote of Directors Establishing a Series or a Class
               of Stock, dated February 27, 2001 (Series C Convertible Preferred Stock). (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 16, 2001).

      3.13 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated February 27, 2001 (Series D Exchangeable
               Preferred Stock). (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 16, 2001).

      3.14     Certificate   of  Correction   dated  March  2,  2001  (Series  C
               Convertible Preferred Stock). (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 16, 2001).

      3.15 Certificate of Correction dated March 2, 2001. (Incorporated by reference to Form 8-K, File No. 0-14961, filed on March 16,
               2001).

      3.16 Articles of Amendment to Articles of Organization, dated as of June 27, 2001. (Incorporated by reference to Form 8-K, File No. 0-14961, filed on July 11, 2001).

      3.17 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated June 28, 2001 (Series E Convertible Preferred Stock). (Incorporated by reference to Form 8-K, File No. 0-14961, filed on July 11, 2001).

      3.18 Certificate of Correction dated July 13, 2001. (Incorporated by reference to Form 10-K, File No. 0-14961, filed October 15,
               2001).

      3.19 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated January 23, 2002 (Series F Convertible Redeemable Preferred Stock). (Incorporated by reference to Form 10-Q, File No. 0-14961, filed on February 14, 2002).

      3.20 Certificate of Vote of Directors Establishing a Series or a Class of Stock, dated August 6, 2002 (Series G Convertible Redeemable Preferred Stock). (Incorporated by reference to Form 8-K, File No. 0-14961, filed on August 8, 2002).

      3.21 Articles of Amendment to Articles of Organization, dated as of December 17, 2002. (Incorporated by reference to Form 10-Q, File No. 0-14961, filed February 14, 2003).

      3.22 Amended and Restated By-Laws (Incorporated by reference to Form 8-K, File No. 0 -14961, filed August 8, 2002).

      4.1 Specimen of Common Stock Certificate. (Incorporated by reference to Form S-18, File No. 33-5514B, declared effective on July 7,
               1986).

      4.2 Registration Rights Agreement made as of June 3, 1996, between the Company and the Purchasers identified therein. (Incorporated by reference to Form 10-Q, File No. 0-14961, filed September 13,
               1996).

      4.3 Second Amended and Restated Registration Rights, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. and the persons listed as Stockholders therein. (Incorporated by reference to Form 8-K, File No. 0-14961, filed August 8, 2002).

      4.4 Amended and Restated Co-Sale Agreement, dated June 28, 2001, by and among PrimeSource Healthcare, Inc. and the persons listed as Stockholders therein. (Incorporated by reference to Form 10-K, File No. 0-14961, filed October 15, 2001).


      4.5 Co-Sale Agreement, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. and the persons listed as
               Stockholders on the signature pages thereto. (Incorporated by reference to Form 8-K, File No. 0-14961, filed August 8, 2002).


      10.1     Employment   Agreement,    entered   into   between   PrimeSource
               Healthcare, Inc. and Bradford C. Walker, effective upon the Initial Closing (as defined in the Purchase Agreement dated as of August 6, 2002). (Incorporated by reference to Form 10-K, File No. 0-14961, filed September 30, 2002).

      10.2 Employment Agreement entered into between James L. Hersma and Luxtec Corporation, a Massachusetts corporation, dated as of May 4, 2001. (Incorporated by reference to Form 10-Q, File No. 0-14961, filed May 21, 2001).

      10.3 Amended and Restated Credit Agreement, dated as of June 14, 1999, by and among PrimeSource Surgical, Inc, a Delaware corporation, Bimeco, Inc., a Florida corporation ("Bimeco"), Medical Companies Alliance, Inc., a Utah corporation, Douglas Medical, Inc., a Florida corporation and Citizens Bank of Massachusetts. (Incorporated by reference to Form 10-K, File No. 0-14961, filed September 30, 2002).

      10.4 First Amendment to Amended and Restated Credit Agreement, dated as of August 22, 2000, by and among PrimeSource Surgical, Inc, a Delaware corporation, Bimeco, Inc., a Florida corporation, and Citizens Bank of Massachusetts. (Incorporated by reference to Form 10-K, File No. 0-14961, filed September 30, 2002).

      10.5 Second Amendment to Amended and Restated Credit Agreement, dated as of December 15, 2000, by and among PrimeSource Surgical, Inc., Bimeco, Inc. Ruby Merger Sub, Inc. and Citizens Bank of Massachusetts. (Incorporated by reference to Form 10-K, File No. 0-14961, filed September 30, 2002).

      10.6 Third Amendment to Amended and Restated Credit Agreement, dated as of March 2, 2001, by and among PrimeSource Surgical, Inc, a Delaware corporation, Bimeco, Inc., a Florida corporation, Ruby Merger Sub, Inc., a Delaware corporation, Luxtec Corporation, a Massachusetts corporation and Citizens Bank of Massachusetts. (Incorporated by reference to Form 10-Q, File No. 0-14961, filed May 21, 2001).

      10.7 Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 6, 2002, among PrimeSource Surgical, Inc., Bimeco, Inc., Ruby Merger Sub, Inc., PrimeSource Healthcare, Inc. and Citizens Bank of Massachusetts. (Incorporated by reference to Form 8-K, File No 0-14961, filed August 8, 2002).

      10.8 Amended and Restated Loan and Security Agreement, dated March 2, 2001, by and among Luxtec Corporation, Fiber Imaging Technologies, Inc., Cathtec Incorporated, CardioDyne, Inc. and ARK CLO 2000-1, Limited. (Incorporated by reference to Form 10-Q, File No. 0-14961, filed May 21, 2001).

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      10.9     First  Amendment  to  Amended  and  Restated  Loan  and  Security
               Agreement,  dated as of August 31, 2001, by and among PrimeSource
               Healthcare,  Inc.  (f/k/a  Luxtec  Corporation),   Fiber  Imaging
               Technologies, Inc., Cathtec Incorporated, and Cardiodyne, Inc., and ARK CLO 2000-1, Limited. (Incorporated by reference to Form 10-K, File No. 0-14961, filed September 30, 2002).

      10.10 Second Amendment and Waiver to the Amended and Restated Loan and Security Agreement, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. (f/k/a Luxtec Corporation), Fiber Imaging Technologies, Inc., Cathtec Incorporated, and Cardiodyne, Inc., and ARK CLO 2000-1, Limited. (Incorporated by reference to Form 8-K, File No 0-14961, filed August 8, 2002).

      10.11 Luxtec Corporation 1992 Stock Plan, as amended. (Incorporated by reference to Form 10-K, File No. 0-14961, filed January 28,
               1994).

      10.12    Luxtec  Corporation  1995  Stock  Option  Plan  for  Non-Employee
               Directors. (Incorporated by reference to Form 10-K, File No. 0-14961, filed January 27, 1996).

      10.13 Tucson Medical Corporation 1997 Stock Option / Stock Issuance Plan, as amended. (Incorporated by reference to Schedule 14A, File No. 0-14961, filed June 1, 2001).

      10.14 Unit Purchase Agreement among PrimeSource Healthcare, Inc. and the Purchasers named in Schedule I thereto, dated as of June 28, 2001. (Incorporated by reference to Form 8-K, File No. 0-14961, filed July 11, 2001).

      10.15 Form of Warrant. (Incorporated by reference to Form 8-K, File No. 0-14961, filed July 11, 2001).

      10.16 Conversion and Exchange Agreement, dated as of August 6, 2002, by and among PrimeSource Healthcare, Inc. and the persons listed in the signature pages thereto. (Incorporated by reference to Form 8-K, File No 0-14961, filed August 8, 2002).

      10.17 Purchase Agreement, dated as of August 6, 2002, among PrimeSource Healthcare, Inc. and the Initial Purchasers named in Schedule I thereto. (Incorporated by reference to Form 8-K, File No 0-14961, filed August 8, 2002).

      10.18 Lease Agreement, dated as of March 1, 2000, by and between Holualoa Butterfield Industrial, L.L.C. and PrimeSource Surgical, Inc. (Incorporated by reference to Form 10-K, File No. 0-14961, filed on October 15, 2001).

      10.19 Stock Purchase Agreement, dated June 30, 2003, by and among PrimeSource Surgical, Inc., Peter Miller, Peter Eule and New England Medical Specialties, Inc. (Incorporated by reference to Form 8-K, File No. 0-14961, filed July 2, 2003).

      10.20 Waiver Agreement, dated June 30, 2003, by and among PrimeSource Healthcare, Inc. and the Purchasers named therein. (Incorporated by reference to Form 8-K, File No. 0-14961, filed July 2, 2003).

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      10.21    Severance  Agreement,  dated  September  5, 2003,  by and between
               PrimeSource   Healthcare,    Inc.   and   Bradford   C.   Walker.
               (Incorporated by reference to Form 8-K, File No. 0-14961, filed September 8, 2003).

      10.22 Credit and Security Agreement, dated as of December 10, 2003, by and among PrimeSource Healthcare, Inc., PrimeSource Surgical, Inc., Bimeco, Inc. and Wells Fargo Business Credit, Inc.

      31.1 Certification of the President Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

      31.2     Certification   of   CFO   Pursuant   to   Section   302  of  the
               Sarbanes-Oxley Act of 2002.

      32.1 Certification of the President and CFO Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.